TimesSquare Mid Cap Growth Fund

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

KEY INFORMATION

This Prospectus contains important information for anyone interested in investing in the TimesSquare Mid Cap Growth Fund (the “Mid Cap Fund” or the “Fund”), a series of Managers AMG Funds. Please read this document carefully before you invest and keep it for future reference. You should base your purchase of shares of the Fund on your own goals, risk preferences and investment time horizons.

Summary of the Goal, Principal Strategies and Principal Risk Factors of the Fund

The following is a summary of the goal, principal strategies and principal risk factors of the Fund.

Goal	Principal Strategies	Principal Risk Factors
Long-term capital appreciation	Primarily invests in common and preferred stocks of mid-capitalization U.S. companies	Market Risk Management Risk Sector Risk Mid-Capitalization Stock Risk

Ordinarily chooses investments in companies that are exhibiting growth in earnings

Invests at least 80% of its assets in securities of mid- capitalization companies

All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money by investing in the Fund. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Fund in which you are investing. The following is a discussion of the principal risk factors of the Fund.

Market Risk

The Fund is subject to the risks generally of investing in stocks, commonly referred to as “market risk.” Market risk includes the risk of sudden and unpredictable drops in value of the market as a whole and periods of lackluster performance. Despite the unique influences on individual companies, stock prices, in general, rise and fall as a result of investors’ perceptions of the market as a whole. The consequences of market risk are that if the stock market drops in value, the value of a fund’s portfolio of investments is also likely to decrease in value. The increase or decrease in the value of a fund’s investments, in percentage terms, may be more or less than the increase or decrease in the value of the market.

Management Risk

The Fund is subject to management risk because it is an actively managed investment portfolio. Management risk is the chance that poor security selection will cause the Fund to underperform other funds with similar objectives. The success of the Fund’s investment strategy depends significantly on the skill of TimesSquare Capital Management, LLC (“TimesSquare”), the Fund’s subadvisor, in assessing the potential of the securities in which the Fund invests. TimesSquare will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired result.

Sector Risk

Companies that are in similar businesses may be similarly affected by particular economic or market events, which may in certain circumstances cause the value of securities in all companies of a particular sector of the market to decrease. To the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Diversification among groups of companies in different businesses may reduce sector risk but may also dilute potential returns.

Mid-Capitalization Stock Risk

Mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. For these and other reasons, the Fund may underperform other stock funds (such as large-company stock funds) when stocks of mid-capitalization companies are out of favor.

PERFORMANCE SUMMARY

Because the Fund is new and has no operating history, no performance information is presented.

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FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

	Institutional Shares	Premier Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Institutional Shares	Premier Shares
Management Fee	1.00%	1.00%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses [1]	0.46%	0.66%

Total Annual Fund Operating Expenses [2]	1.46%	1.66%
Fee Waiver and Reimbursement [3]	-0.27%	-0.27%

Net Annual Fund Operating Expenses	1.19%	1.39%

[1]	Other Expenses for the Premier Class shares includes payments the Fund expects to pay third parties who maintain omnibus accounts with the Fund and, because the Fund is new, is based on estimates for the current fiscal year. These payments, representing payments for shareholder recordkeeping services, are expected to not exceed 0.20% of the Fund’s average daily net assets attributable to the Premier Class shares.

[2]	The Fund may enter into arrangements with various brokers pursuant to which a portion of the commissions paid by the Fund may be directed by the Fund to pay a portion of its expenses. As a result of these arrangements, the actual Total Annual Operating Expenses and Fee Waiver and Reimbursement of the Premier Class shares and Institutional Class shares may be less than the amounts shown above.

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[3]	Managers Investment Group LLC (the “Investment Manager”) and TimesSquare have contractually agreed, through May 1, 2006, to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage costs and extraordinary items) to 1.19% and 1.39% of the average daily net assets of the Fund attributable to the Institutional Class shares and Premier Class shares, respectively, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to three years from the time of any waiver or payment pursuant to a contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that the Fund’s Total Operating Expenses do not exceed the contractual expense limitation amount. See “Managers AMG Funds.” In addition to any other waiver or reimbursement agreed to by the Investment Manager, TimesSquare from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the management fee.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years
Institutional Class	$121	$435
Premier Class	$142	$497

The Example reflects the impact of the Fund’s contractual expense limitation through May 1, 2006, for each period covered by the Example. The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

TIMESSQUARE MID CAP GROWTH FUND

Objective

The Mid Cap Fund’s investment objective is to achieve long-term capital appreciation. The Mid Cap Fund’s investment objective may be changed without shareholder approval.

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Principal Investment Strategies

The Mid Cap Fund invests at least 80% of its net assets in common and preferred stocks of mid-capitalization U.S. companies. This policy may not be changed without providing shareholders 60 days advance notice. The term “mid-capitalization companies” refers to companies that, at the time of purchase, have market capitalizations greater than $1.5 billion but less than the greater of $10 billion or the upper limit of the Russell Mid Cap Growth Index. The Fund may retain a security if the issuer’s capitalization exceeds the greater of $10 billion or the upper limit of the Russell Mid Cap Growth Index after the Fund has purchased the issuer’s security. (As of December 31, 2004, the upper limit of the Russell Mid Cap Growth Index was approximately $23 billion; however, the Investment Manager currently anticipates this amount to be substantially reduced in the Russell Mid Cap Growth Index’s next rebalancing when certain of the index’s components that have experienced recent significant increases in capitalization are expected to be removed. The current capitalization levels of these index components are not representative of the Mid Cap Fund’s investment strategy of investing in mid-capitalization companies.)

TimesSquare serves as subadvisor to the Fund. TimesSquare seeks to outperform the Russell Mid Cap Growth Index in a risk-controlled manner. The TimesSquare portfolio management team uses a bottom up, research-intensive approach to identify mid-capitalization growth stocks that it believes have the greatest potential to achieve significant price appreciation over a 12 to 18 month horizon. Ordinarily, TimesSquare will sell a stock if the firm’s operating objectives are not met, or if the valuation is no longer attractive relative to TimesSquare’s time horizon for growth expectations.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term debt securities, including repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. TimesSquare may sell any security when it believes the sale is in the Fund’s interest. This may result in active and frequent trading of portfolio securities which can increase portfolio turnover. Higher portfolio turnover may adversely affect Fund performance by increasing the Fund’s transaction costs and may increase your tax liability.

Should You Invest In This Fund?

This Fund MAY be suitable if you:

•	Are seeking an opportunity for some equity returns in your investment portfolio

•	Are willing to accept a higher degree of risk for the opportunity of higher potential returns

•	Have an investment time horizon of five years or more

This Fund MAY NOT be suitable if you:

•	Are seeking stability of principal

•	Are investing with a shorter time horizon in mind

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•	Are uncomfortable with stock market risk or mid-capitalization stock risk

•	Are seeking current income

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”) and on our website at www.managersinvest.com.

WHAT ARE YOU INVESTING IN? You are buying shares of a pooled investment known as a mutual fund. It is professionally managed and gives you the opportunity to invest in a wide variety of companies, industries and markets. This Fund is not a complete investment program and there is no guarantee that the Fund will reach its stated goals.

MANAGERS AMG FUNDS

Managers AMG Funds is part of the Managers Funds Family of Funds, a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks and policies. The TimesSquare Mid Cap Growth Fund is one of the funds currently available in the Managers Funds Family of Funds.

Managers Investment Group LLC (the “Investment Manager”), located at 800 Connecticut Avenue, Norwalk, CT 06854, serves as investment manager to the Fund and is responsible for the Fund’s overall administration. The Investment Manager also monitors the performance, security holdings and investment strategies of TimesSquare, the Subadvisor of the Fund and, when appropriate, evaluates any potential new asset managers for the Fund family. Managers Distributors, Inc. (“MDI” or the “Distributor”), a wholly-owned subsidiary of the Investment Manager, serves as the Fund’s Distributor.

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TimesSquare has day-to-day responsibility for managing the Fund’s portfolio. TimesSquare, located at 4 Times Square, New York, New York 10036 was formed in 2004. Affiliated Managers Group, Inc., indirectly owns a majority interest in TimesSquare. As of December 31, 2004, TimesSquare had assets under management of approximately $5 billion. The Fund is managed by a team at TimesSquare led by the following portfolio managers (the “Portfolio Managers”):

NAME	POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS
Ian Anthony Rosenthal	Managing Director and Senior Portfolio Manager since 2000.	Managing Director and Portfolio Manager, TimesSquare Capital Management, LLC (2000-Present); Vice President, Fiduciary Trust Company International (1996-2000).

Grant R. Babyak	Chief Executive Officer and Senior Portfolio Manager since 2000.	Managing Director, TimesSquare Capital Management, LLC (2000 to Present); Sr. Vice President, Fiduciary Trust Company International (1996-2000).

Additional information regarding other accounts managed by the Portfolio Managers, the compensation of the Portfolio Managers, and the Portfolio Managers’ ownership of Fund shares is available in the Fund’s SAI.

The Fund is obligated by its investment management agreement to pay an annual management fee to the Investment Manager of 1.00% of the average daily net assets of the Fund. The Investment Manager, in turn, pays TimesSquare 1.00% of the average daily net assets of the Fund for its services as Subadvisor. Under its investment management agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund.

The Investment Manager has contractually agreed, until May 1, 2006, to waive fees and pay or reimburse the Fund to the extent total expenses of the Fund (exclusive of taxes, interest, brokerage costs and extraordinary items) exceed 1.19% and 1.39% of the Fund’s average daily net assets attributable to the Institutional Class shares and Premier Class shares, respectively. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three years after the waiver or reimbursement and that such repayment would not

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cause the Fund’s expenses in any such future year to exceed 1.19% and 1.39% of the Fund’s average daily net assets attributable to the Institutional Class shares and Premier Class shares, respectively. In addition to any other waiver or reimbursement agreed to by the Investment Manager, TimesSquare from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the management fee.

YOUR ACCOUNT

As an investor, you pay no sales charges to invest in the Fund and you pay no charges to transfer within the Managers Funds Family of Funds or even to redeem out of the Fund. The price at which you purchase and redeem your shares is equal to the net asset value per share (NAV) next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV is equal to the Fund’s net worth (assets minus liabilities) divided by the number of shares outstanding. The Fund’s NAV is calculated at the close of regular business of the New York Stock Exchange (NYSE), usually 4:00 p.m. New York Time. Purchase orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Fund will also receive that day’s offering price provided the purchase orders the processing organization transmits to the Fund were received by the processing organization in proper form before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Fund will also be redeemed at the net asset value computed that day provided the orders the processing organization transmits to the Fund were received by the processing organization in proper form before 4:00 p.m.

Fair Value Policy

The Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Fund. Under certain circumstances, a Fund investment may be priced based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Fund. The Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the time as of which the Fund calculates its NAV, (3) the Investment Manager determines that a market quotation is inaccurate, or (4) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV.

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A security valued on the basis of an evaluation of its fair value may be valued at a price higher or lower than available market quotations. A security’s valuation may differ depending on the method used and the factors considered in determining value pursuant to the Fund’s fair value procedures.

Minimum Investments in the Fund

Cash investments in the Fund must be in U.S. Dollars. “Starter” checks are not accepted for the initial investment in the Fund.

The following table provides the minimum initial investment in the Fund. There is no minimum additional investment amount for the Fund.

	Institutional Class Shares	Premier Class Shares
Regular accounts	$3.0 million	$1.0 million
Traditional IRA	$3.0 million	$1.0 million
Roth IRA	$3.0 million	$1.0 million

The Fund or the Distributor may, in its discretion, waive the minimum initial or additional investment amounts at any time.

If you invest through a third-party such as a bank, broker-dealer or other financial intermediary rather than directly with the Fund, the policies, fees and minimum investment amounts may be different than those described in this Prospectus. The Fund may also participate in programs with national brokerage firms which limit the transaction fees for the shareholder and may pay fees to these firms for participation in these programs.

A Traditional IRA is an individual retirement account. Contributions may be deductible at certain income levels and earnings are tax-deferred while your withdrawals and distributions are taxable in the year that they are made.

A Roth IRA is an IRA with non-deductible contributions and tax-free growth of assets and distributions. The account must be held for five years and certain other conditions must be met in order to qualify.

You should consult your tax professional for more information on IRA accounts.

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HOW TO PURCHASE OR REDEEM SHARES

You may purchase shares of the Fund once you have established an account with Managers AMG Funds (the “Trust”), of which the Fund is a series. You may establish an account with the Trust either through an investment advisor or other investment professional or by submitting a completed application to the Trust in good order with your initial investment. An account application is not in good order and, therefore, cannot be processed, until such time as it contains all information and documentation requested in the application. Failure to provide an account application in good order may result in a delay in the date of your purchase or in the rejection of the application and the return of your investment monies.

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HOW TO PURCHASE SHARES (continued)

	Initial Purchase	Additional Purchases
Through your Investment Advisor	Contact your investment advisor or other investment professional.	Send any additional monies to your investment professional at the address appearing on your account statement.

All Shareholders: By Mail	Complete the account application. Mail the application and a check payable to Managers to:	Write a letter of instruction and a check payable to Managers to:

	Managers c/o PFPC PO Box 9769 Providence RI 02940-9769	Managers c/o PFPC PO Box 9769 Providence RI 02940-9769 Include your account # and Fund name on your check

By Telephone	Not Available	If your account has already been established, call the Transfer Agent at (800) 548-4539.

By Internet	Not Available	If your account has already been established, see our website at www.managersinvest.com.

Note: If you redeem shares following a purchase by check, the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

By Wire: Please call and notify the Fund at (800) 548-4539. Then instruct your bank to wire the money to PNC Bank, NA, Philadelphia, PA; ABA #031000053; FFC To: 8614972935 Managers Funds, Attn: Control Dept., FBO Shareholder name, account number and Fund name. Please be aware that your bank may charge you a fee for this service.

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HOW TO SELL SHARES

You may sell your shares at any time. Your shares will be sold at the NAV next calculated after the Fund’s Transfer Agent receives your order in proper form. The Fund’s NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time. Orders received after 4:00 p.m. New York Time will receive the NAV per share determined at the close of trading on the next NYSE trading day.

Instructions
Through your Investment Advisor	Contact your investment advisor or other investment professional.

All Shareholders: By Mail

Write a letter of instruction containing:

•      the name of the Fund

•      dollar amount or number of shares to be sold

•      your name

•      your account number

•      signatures of all owners on account

Mail letter to:

Managers

c/o PFPC

PO Box 9769

Providence, RI 02940-9769

By Telephone	If you elected telephone redemption privileges on your account application, call us at (800) 548-4539.

By Internet	See our website at www.managersinvest.com

Note: If you redeem shares following a purchase by check, the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

Redemptions of $3,000,000 and over for the Institutional Class shares and $1,000,000 and over for the Premier Class shares require a medallion guarantee. A medallion guarantee is a signature guarantee by a Guarantor Institution, which is participating in a Signature Guarantee Program recognized by the Securities Transfer Associate (STA). Only STAMP2000 Medallion imprints will be accepted. A Guarantor Institution is a financial institution, which guarantees a signature. The financial institution may be a bank, broker/dealer, credit union, national securities exchange, savings association or other type of financial institution.

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Telephone redemptions are available only for redemptions which are below $3,000,000 for Institutional Class shares and $1,000,000 for Premier Class shares.

INVESTOR SERVICES

Automatic Reinvestment Plan allows your dividends and capital gain distributions to be reinvested in additional shares of the Fund. You can elect to receive cash.

Automatic Investments allows you to make automatic deductions from a designated bank account.

Automatic Redemptions allows you to make automatic monthly redemptions of $100 or more. Redemptions are normally completed on the 25th day of each month. If the 25th day of any month is a weekend or a holiday, the redemption will be completed on the next business day.

Individual Retirement Accounts are available to you at no additional cost. Call us at (800) 835-3879 for more information and an IRA kit.

The Fund has an Exchange Privilege which allows you to exchange your shares of the Fund for shares of other funds in the Managers Funds Family of Funds. There is no fee associated with the Exchange Privilege. You can request your exchange in writing, by telephone (if elected on the application), by internet or through your investment advisor, bank or investment professional. The Exchange Privilege is available only if the account you are exchanging out of and the account you are exchanging into are registered in the same name with the same address and taxpayer identification number. Be sure to read the Prospectus of any fund that you wish to exchange into. When you purchase a fund’s shares by exchange you do so on the same terms and conditions as any new investment in that fund. The Fund reserves the right to discontinue, alter or limit the Exchange Privilege at any time.

OPERATING POLICIES

A Fund will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone or internet, call the Fund for instructions.

The Fund is a series of a “Massachusetts business trust.” The Board of Trustees may, without the approval of the shareholders, create additional series at any time. Also at any time, the Board of Trustees may, without shareholder approval, divide this series or any other series into two or more classes of shares with different preferences, privileges, and expenses.

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The Fund reserves the right to:

•	redeem an account if the value of the account falls below $3,000,000 due to redemptions for the Institutional Class and $1,000,000 for the Premier Class;

•	suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the Securities and Exchange Commission;

•	change the minimum investment amounts;

•	delay sending out redemption proceeds for up to seven days (this usually applies to very large redemptions without notice, excessive trading or unusual market conditions);

•	make a redemption-in-kind (a payment in portfolio securities instead of in cash);

•	refuse a purchase order for any reason, including failure to submit a properly completed application;

•	refuse any exchange request if we determine that such request could adversely affect the Fund including if such person or group has engaged in excessive trading (to be determined in the Investment Manager’s discretion, based on a case-by-case analysis consistent with the Trust’s policies and procedures regarding frequent trading); and

•	terminate or change the Exchange Privilege upon 60 days’ advance notice to shareholders or impose fees in connection with exchanges or redemptions, including fees related to excessive trading.

FREQUENT TRADING POLICY

The Board of Trustees of the Trust has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Fund, commonly referred to as “market timing” because such activities may be disruptive to the management of the Fund’s portfolio and may increase Fund expenses and negatively impact the Fund’s performance. The Fund may be subject to additional risks of frequent trading activities because the securities in which the Fund invests tend to be less liquid and their prices more volatile than the securities of larger capitalization companies. As a result, the Fund may be a target for investors that seek to capitalize on price arbitrage opportunities. In an effort to prevent frequent trading, the Investment Manager monitors the trading activities of Fund accounts on a daily basis, including large accounts maintained directly with the Fund’s transfer agent. If the Investment Manager determines that an account shows a pattern of excessive trading and/or excessive exchanging among the Managers Funds Family of Funds, it will then review the account’s activities and may warn the account owner and/or restrict the account. The Investment Manager will also notify the Fund’s transfer agent of any of these restrictions and will keep the Board of Trustees informed periodically regarding the implementation of these frequent trading policies and procedures. The Fund reserves the right to refuse a purchase order for any reason and will limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may be harmful to the

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Fund and its shareholders. Transactions accepted by a financial intermediary in violation of the Fund’s frequent trading policies are not deemed accepted by the Fund and may be rejected by the Fund on the next business day following receipt by the financial intermediary.

Although the Fund will use reasonable efforts to prevent market timing activities in the Fund, there can be no assurances that these efforts will be successful. For example, although the Fund seeks to apply these policies and procedures uniformly to all accounts, the Fund receives certain purchase, exchange and redemption orders through financial intermediaries that maintain omnibus accounts with the Fund, and as a result the Fund’s ability to detect frequent trading activities by investors that hold shares through financial intermediaries may be limited by the willingness of such intermediaries to monitor for these activities.

ACCOUNT STATEMENTS

You will receive quarterly and yearly statements detailing your account activity. All investors (other than IRA accounts) will also receive a Form 1099-DIV annually, detailing the tax characteristics of any dividends and distributions that you have received with respect to your account. You will also receive a confirmation after each trade executed in your account.

DIVIDENDS AND DISTRIBUTIONS

Income dividends and net capital gain distributions, if any, are normally declared and paid in December. We will automatically reinvest your distributions of dividends and capital gains unless you tell us otherwise. You may change your election by writing to us at least 10 days prior to the scheduled payment date.

TAX INFORMATION

Please be aware that the following tax information is general and describes certain federal income tax consequences of an investment in the Fund under the Internal Revenue Code of 1986, as amended, and as in effect as of the date of this Prospectus. This discussion does not address all aspects of taxation that may be relevant to particular shareholders in light of their own specific circumstances or to particular types of shareholders (such as insurance companies, financial institutions, brokerage dealers and foreign persons) subject to special treatment under the federal income tax laws. You should consult a tax consultant about the federal, state, local and foreign tax consequences to you of your investments in the Fund based upon your particular circumstances.

Short-term capital gains distributions are generally taxable to you as ordinary income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, dividends from the Fund that are attributable to corporate dividends received by the Fund generally are now taxable at long-term capital gain rates, provided

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certain holding period and other requirements are met; non-qualifying dividends remain taxable as ordinary income. Capital gain dividends will be taxed as long-term capital gains regardless of how long you have held shares of the Fund. These provisions apply whether you receive a distribution in cash or reinvest it for additional shares. An exchange of a Fund’s shares for shares of another fund will be treated as a sale of the first Fund’s shares and any gain on the transaction may be subject to federal income tax.

Keep in mind that distributions may be taxable to you at different rates depending on the length of time the Fund held the applicable investment and not the length of time that you held your Fund shares. When you do sell your Fund shares, a capital gain may be realized, except for certain tax-deferred accounts, such as IRA accounts.

If you are permitted to purchase shares of the Fund by means of an in-kind contribution, you should consult your tax advisor regarding the tax consequences of such transaction.

Federal law requires the Fund to withhold taxes on distributions and redemption proceeds paid to shareholders who:

•	fail to provide a social security number or taxpayer identification number;

•	fail to certify that their social security number or taxpayer identification number is correct; or

•	fail to certify that they are exempt from withholding.

In addition, the Fund must also withhold taxes on distributions and redemption proceeds if the IRS notifies the Fund that the taxpayer identification number or social security number furnished by the shareholder is correct, or the IRS notifies the Fund that the shareholder has failed to report properly certain interest and dividend income.

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MANAGERS AMG FUNDS

TIMESSQUARE MID CAP GROWTH FUND

Investment Manager

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854-2325

(203) 299-3500 or (800) 835-3879

Subadvisor

TimesSquare Capital Management, LLC

4 Times Square

New York, NY 10036

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854-2325

Custodian

The Bank of New York

2 Hanson Place

Brooklyn, New York 10286

Legal Counsel

Goodwin Procter LLP

Exchange Place

Boston, Massachusetts 02109

Transfer Agent

PFPC

Attn: Managers

P.O. Box 9769

Providence, RI 02940-9769

(800) 548-4539

Trustees

Jack W. Aber

William E. Chapman, II

Edward J. Kaier

Peter M. Lebovitz

William J. Nutt

Steve J. Paggioli

Eric Rakowski

Thomas R. Schneeweis

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Additional Information

Additional information about the Fund and its investments is included in its Statement of Additional Information and its annual and semi-annual reports (once available), which are available to you without charge. In the Fund’s annual report (once available), you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the preceding fiscal year. You may request these documents and make other inquiries as follows:

By Telephone:	1-800-835-3879
By Mail:	Managers
800 Connecticut Avenue
Norwalk, CT 06854
On the Internet:	Electronic copies are available on our website at: www.managersinvest.com

Information about the Fund including the Fund’s current Statement of Additional Information is on file with the Securities and Exchange Commission. The Fund’s Statement of Additional Information is incorporated by reference (is legally part of this prospectus). Reports and other information about the Fund are also available on the EDGAR database of the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. Information about the Fund also may be reviewed and copied at the SEC’s Public Reference Room. Call (202) 942-8090 for information on the operation of the SEC’s Public Reference Room.

Investment Company Act Registration Number 811-9521

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MANAGERS AMG FUNDS

TIMESSQUARE MID CAP GROWTH FUND

STATEMENT OF ADDITIONAL INFORMATION

DATED February 28, 2005

You can obtain a free copy of the Prospectus of the TimesSquare Mid Cap Growth Fund (the “Fund” or the “Mid Cap Fund”) dated February 28, 2005 by calling Managers at (800) 835-3879 or by visiting our website at www.managerinvest.com. The Prospectus provides the basic information about investing in the Fund.

This Statement of Additional Information is not a Prospectus. It contains additional information regarding the activities and operations of the Fund. It should be read in conjunction with the Fund’s Prospectus.

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GENERAL INFORMATION

This Statement of Additional Information relates only to the TimesSquare Mid Cap Growth Fund. The Fund is a series of shares of beneficial interest of Managers AMG Funds, formed as a Massachusetts business trust (the “Trust”) and part of the Managers Funds Family of Funds. The Trust was organized on June 18, 1999. This Statement of Additional Information describes the financial history, management and operation of the Fund, as well as the Fund’s investment objectives and policies. It should be read in conjunction with the Fund’s current Prospectus. The Trust’s executive office is located at 800 Connecticut Avenue, Norwalk, CT 06854. Managers Investment Group LLC, a subsidiary of Affiliated Managers Group, Inc., serves as investment manager to the Fund and is responsible for the overall administration of the Fund. See “Management of the Fund.”

ADDITIONAL INVESTMENT POLICIES

The following is additional information regarding the investment policies used by the Fund in an attempt to achieve its investment objective as stated in its Prospectus. The Fund is a diversified, open-end management investment company.

Under normal circumstances, the Mid Cap Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of mid-capitalization companies. This policy may not be changed without providing shareholders 60 days notice. The term “mid-capitalization companies” refers to companies that, at the time of purchase, have market capitalizations greater than $1.5 billion but less than $10 billion or the upper limit of the Russell Mid Cap Growth Index. The Fund may retain a security if the issuer’s capitalization exceeds $10 billion or the upper limit of the Russell Mid Cap Growth Index after the Fund has purchased the issuer’s security.

Investment Techniques and Associated Risks

The following are descriptions of the types of securities that may be purchased by the Fund. Also see “Quality and Diversification Requirements of the Fund.”

(1) Common Stocks. The Fund may invest in common stocks. Common stocks are securities that represent a unit of ownership in a corporation. The Fund’s transactions in common stock represent “long” transactions where the Fund owns the securities being sold, or will own the securities being purchased.

(2) Cash Equivalents. The Fund may invest in cash equivalents. Cash equivalents include certificates of deposit, bankers acceptances, commercial paper, short-term corporate debt securities and repurchase agreements.

Bankers Acceptances. The Fund may invest in bankers acceptances. Bankers acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. These instruments become “accepted” when a bank guarantees their payment upon maturity.

Eurodollar bankers acceptances are bankers acceptances denominated in U.S. Dollars and are “accepted” by foreign branches of major U.S. commercial banks.

Certificates of Deposit. The Fund may invest in certificates of deposit. Certificates of deposit are issues against money deposited into a bank (including eligible foreign branches of U.S. banks) for a definite period of time. They earn a specified rate of return and are normally negotiable.

Commercial Paper. The Fund may invest in commercial paper. Commercial Paper refers to promissory notes that represent an unsecured debt of a corporation or finance company. They have a maturity of less than nine months. Eurodollar commercial paper refers to promissory notes payable in U.S. dollars by European issuers.

Repurchase Agreements. The Fund may enter into repurchase agreements with brokers, dealers or banks. In a repurchase agreement, the Fund buys a security from a bank or a broker-dealer that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is the purchase price plus a mutually agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements will be short, and at no time will the Fund enter into repurchase agreements for more than seven days.

Repurchase agreements could have certain risks that may adversely affect the Fund. If a seller defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement declines and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to a seller of the security, realization of disposition of the collateral by the Fund may be delayed or limited.

(3) Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. The price reflects the interest rates in effect for the term of the agreement. For the purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage which may cause any gains or losses for the Fund to become magnified.

The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the Fund will enter into reverse repurchase agreements only when the interest income to be earned from the investment of the proceeds is more than the interest expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period that is longer than the reverse repurchase agreement itself. The Fund will establish and maintain a separate account with the Custodian that contains liquid assets in an amount which is at least equal to the amount of its purchase obligations under the reverse repurchase agreement.

(4) Securities Lending. The Fund may lend its portfolio securities in order to realize additional income. This lending is subject to the Fund’s investment policies and restrictions. Any loan of portfolio securities must be secured at all times by collateral that is equal to or greater than the value of the loan. If a borrower defaults, the Fund may use the collateral to satisfy the loan. When cash is received as collateral, the Fund will invest the cash received in short-term instruments to earn additional income. The Fund will also bear the risk of any loss on such investments.

Diversification Requirements for the Fund

The Fund intends to meet the diversification requirements of the 1940 Act as currently in effect.

Fundamental Investment Restrictions

The following investment restrictions have been adopted by the Trust with respect to the Fund. Except as otherwise stated, these investment restrictions are “fundamental” policies. A “fundamental” policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a “majority of the outstanding voting securities” of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

The Fund may not:

(1) Issue senior securities. For purposes of this restriction, borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees’ fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund’s investment policies, are not deemed to be senior securities.

(2) Borrow money, except (i) in amounts not to exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) taken at market value from banks or through reverse repurchase agreements or forward roll transactions, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. For purposes of this investment restriction, investments in short sales, roll transactions, futures contracts, options on futures contracts, securities or indices and forward commitments, entered into in accordance with the Fund’s investment policies, shall not constitute borrowing.

(3) Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”).

(4) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(5) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund’s investment policies.

(6) Make loans, except that the Fund may (i) lend portfolio securities in accordance with the Fund’s investment policies up to 33 1/3% of the Fund’s total assets taken at market value, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) lend portfolio securities and participate in an interfund lending program with other series of the Trust provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets.

(7) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

(8) Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities).

If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund’s assets will not constitute a violation of the restriction.

Unless otherwise provided, for purposes of investment restriction (8) above, the term “industry” shall be defined by reference to the SEC Industry Codes set forth in the Directory of Companies Required to File Annual Reports with the Securities and Exchange Commission (“SEC”).

Portfolio Turnover

Generally, the Fund purchases securities for investment purposes and not for short-term trading profits. However, the Fund may sell securities without regard to the length of time that the security is held in the portfolio if such sale is consistent with the Fund’s investment objectives. A higher degree of portfolio activity may increase brokerage costs to the Fund.

The portfolio turnover rate is computed by dividing the dollar amount of the securities which are purchased or sold (whichever amount is smaller) by the average value of the securities owned during the year. Short-term investments such as commercial paper, short-term U.S. Government securities and variable rate securities (those securities with intervals of less than one-year) are not considered when computing the portfolio turnover rate.

Disclosure of Portfolio Holdings

The Trust has adopted policies and procedures reasonably designed to prevent selective disclosure of the Fund’s portfolio holdings to third parties, other than disclosures that are consistent with the best interests of Fund shareholders. The Fund will disclose its portfolio holdings on a monthly basis on the 10th business day of each month by posting this information on its website. Other disclosures of portfolio holdings information will only be made following a determination by the Chief Compliance Officer of the Investment Manager that the disclosures are in the best interests of Fund shareholders and are for a legitimate business purpose (such as to service providers or broker-dealers in connection with the performance of services for the Fund), and that the recipient is subject to a duty of confidentiality and may not trade in securities on the basis of non-public information that may be included in these disclosures. The Chief Compliance Officer of the Investment Manager will monitor the use of the information disclosed by approved recipients and report to the Board of Trustees at least annually regarding these disclosures, and will identify and address any potential conflicts between the Investment Manager’s interests and those of Fund shareholders in connection with these disclosures.

Other than as follows, the Trust does not have any arrangements with any person to make available information about the Fund’s portfolio securities, and the Trust’s policies and procedures prohibit any person or entity from receiving compensation or consideration of any kind in this regard.

The Fund may regularly provide non-public portfolio holdings information to the following third parties in the normal course of their performance of services to the Fund: the Subadvisor(s); auditors (PricewaterhouseCoopers LLP); the custodian (The Bank of New York); financial printers (R.R. Donnelly, Morton Graphics, Merrill Corp.); counsel to the Fund (Goodwin Procter LLP) or counsel to the Fund’s independent trustees (Sullivan & Worcester LLP); regulatory authorities; and securities exchanges and other listing organizations. Disclosures of current portfolio holdings information will be made on a daily basis with respect to the Subadvisor(s) and the custodian. Disclosures of portfolio holdings information will be made to Fund auditors and financial printers on a semi-annual basis in connection with the preparation of public filings, and from time to time in the course of Fund operations. Disclosures of portfolio holdings information may be made to counsel to the Fund or counsel to the Fund’s independent trustees in connection with periodic meetings of the Board of Trustees and otherwise from time to time in connection with the Fund’s operations. In addition, the Fund may provide non-public portfolio holdings information to the following data providers, fund ranking/rating services, and fair valuation services: Lipper, Morningstar, and FT Interactive. The Fund may disclose month-end portfolio holdings information to each of Lipper and Morningstar generally between approximately 1 and 15 days following the end of each month. The Fund discloses current portfolio holdings information to FT Interactive on a daily basis on connection with fair valuation services.

The entities to which the Fund voluntarily discloses portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Fund, to maintain the confidentiality of the information disclosed. There can be no assurance that the Trust’s policies and procedures regarding selective disclosure of Fund portfolio holdings will protect the Fund from potential misuse of that information by individuals or entities to which it is disclosed.

BOARD OF TRUSTEES AND OFFICERS OF THE TRUST

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Fund. The Trustees are experienced executives who meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund’s performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

The Trustees hold office without limit in time except that (a) any Trustee may resign or retire; (b) any Trustee may be removed with or without cause by two-thirds of the remaining Trustees; and (c) any Trustee may be removed by action of two-thirds of the outstanding shares of the Trust.

Independent Trustees

The Trustees shown in the table below are not “interested persons” of the Trust within the meaning of the 1940 Act:

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE FUND AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX * OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Jack W. Aber DOB: 9/9/37	Trustee since 1999	Professor of Finance, Boston University School of Management (1972-Present)	38	Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

William E. Chapman, II DOB: 9/23/41	Trustee since 1999; Independent Chairman	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars); Interim Executive Vice President, QuadraMed Corporation (2001); President Retirement Plans Group, Kemper Funds (1990-1998); Trustee of Bowdoin College (2002-Present)	38	Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

Edward J. Kaier DOB: 9/23/45	Trustee since 1999	Attorney at Law and Partner, Hepburn Willcox, Hamilton & Putnam (1977-Present)	38	Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

Steven J. Paggioli DOB: 4/3/50	Trustee since 2004	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001)	38	Trustee of Professionally Managed Portfolios (20 portfolios); Director, Sustainable Growth Advisors, LP

Eric Rakowski DOB: 6/5/58	Trustee since 1999	Professor, University of California at Berkeley School of Law (1990-Present); Visiting Professor, Harvard Law School (1998-1999)	38	Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

Thomas R. Schneeweis DOB: 5/10/47	Trustee since 2004	Professor of Finance, University of Massachusetts (1985-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Schneeweis Partners, LLC (2001-2004); President, Alternative Investment Analytics, LLC, (2005-Present); Director of Research, Lyra/Starview Capital LLC, (2004-Present); Partner, Northampton Capital, LLC; Partner, Schneeweis Advisors and Massachusetts Finance Institute (both wholly owned subsidiaries of Alternative Investment Analytics).	38	None

*	The fund complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

The Trustees shown in the table below are “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Nutt is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc. Mr. Lebovitz is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with Managers Investment Group LLC and Managers Distributors, Inc.

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE FUND AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX * OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
William J. Nutt DOB: 3/30/45	Trustee since 2005	Chairman and Founder of Affiliated Managers Group, Inc., (1993-Present); Chief Executive Officer of Affiliated Managers Group, Inc. (1993-2004); Director, Affiliated Managers Group, Inc. (1993-Present); President of Affiliated Managers Group, Inc. (1993-1999); President and Chief Operating Officer, The Boston Company (1989-1993); Senior Executive Vice President, The Boston Company (1982-1989)	38	None

Peter M. Lebovitz DOB: 1/18/55	Trustee since 2002 President since 1999	Managing Partner, Managers Investment Group LLC (2005-Present); President and Chief Executive Officer, The Managers Funds LLC (1999-2004); President, Managers Distributors, Inc. (2000-Present); President, The Managers Funds (1999-Present); President, Managers Trust I (2000-Present); President, Managers Trust II (2000-Present); Director of Marketing, The Managers Funds, LP (1994-1999); Director of Marketing, Hyperion Capital Management, Inc. (1993-1994); Senior Vice President, Greenwich Asset Management, Inc. (1989-1993); No other directorships held by trustee.	38	None

*	The fund complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Officers

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE FUND AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
Bruce M. Aronow DOB: 5/31/65	Chief Financial Officer since 2005	Managing Partner, Managers Investment Group LLC (2005-Present); Executive Vice President and Chief Financial Officer and Principal, Rorer Asset Management (1999-2004); Chief Operating Officer, Rorer Asset Management (2001-2004); Staff Accountant, Manager and Partner, PricewaterhouseCoopers LLP (1987-1998)

Donald S. Rumery DOB: 5/29/58	Treasurer since 1999	Senior Vice President, Director of Mutual Fund Operations, Managers Investment Group LLC (2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Treasurer, The Managers Funds (1995-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997-2004).

Christine C. Carsman DOB: 4/2/52	Secretary since 2004	Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, The Managers Funds, Managers Trust I and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991)

Trustee Share Ownership

	Dollar Range of Equity Securities in the Fund Beneficially Owned as of December 31, 2004	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies* Beneficially Owned as of December 31, 2004
Independent Trustees:
Jack W. Aber	None	Over $100,000
William E. Chapman, II	None	Over $100,000
Edward J. Kaier	None	Over $100,000
Steve Paggioli	None	Over $100,000
Eric Rakowski	None	$10,001 to $50,000
Thomas R. Schneeweis	None	$50,001 to $100,000

Interested Trustees:
William J. Nutt	None	None
Peter M. Lebovitz	None	Over $100,000

*	The Managers Funds Family of Funds consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Audit Committee

The Board of Trustees has an Audit Committee consisting of the independent Trustees. Under the terms of its charter, the Committee: (a) acts for the Trustees in overseeing the Trust’s financial reporting and auditing processes; (b) receives and reviews communications from the auditors relating to the auditors’ review of the Fund’s financial statements; (c) reviews and assesses the performance and approves the compensation, retention or termination of the Trust’s independent auditors; (d) meets periodically with the independent auditors to review the annual audits of the series of the Trust, including the audit of the Fund, and pre-approve the audit services provided by the independent auditors; (e) considers and acts upon proposals for the independent auditors to provide non-audit services to the Trust or the Investment Manager or its affiliates to the extent that such approval is required by applicable laws or regulations; (f) considers and reviews with the independent auditors matters bearing upon the auditors’ status as “independent” under applicable standards of independence established from time to time by the SEC and other regulatory authorities; and (g) reviews and reports to the full Board with respect to any material accounting, tax, valuation or record keeping issues that may affect the Trust, its financial statements or the amount of any dividend or distribution right, among other matters. The Audit Committee met twice during the most recent fiscal year.

Trustees’ Compensation

Compensation Table:

Name of Trustee	Aggregate Compensation from the Fund (a)	Total Compensation from the Fund Complex Paid to Trustees (b)
Independent Trustees:
Jack W. Aber	$100	$51,500
William E. Chapman, II	$100	$52,000
Edward J. Kaier	$100	$51,500
Steven J. Paggioli	$100	$49,000
Eric Rakowski	$100	$51,500
Thomas R. Schneeweis	$100	$49,000

Interested Trustees:
William J. Nutt	None	None
Peter M. Lebovitz	None	None

(a)	Because the Fund is new, compensation is estimated for the Fund’s fiscal year ended December 31, 2005. The Fund does not provide any pension or retirement benefits for the Trustees.

(b)	Total compensation includes compensation paid during the 12-month period ending October 31, 2004 for services as Trustees of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

As of February 28, 2005, through its ownership of 100% of the shares of the Fund, Affiliated Managers Group, Inc. (“AMG”) “controlled” (within the meaning of the 1940 Act) the Fund. An entity or person that “controls” the Fund could have effective voting control over the Fund. No other person or entity owned shares of the Fund.

Principal Holders

As of February 28, 2005, no persons or entities beneficially owned more than 5% of the outstanding shares of the Fund.

Management Ownership

As of February 28, 2005, all management personnel (i.e., Trustees and Officers) as a group owned beneficially less than 1% of the outstanding shares of the Fund.

MANAGEMENT OF THE FUND

Investment Manager and Subadvisor

The Trustees provide broad supervision over the operations and affairs of the Trust and the Fund. Managers Investment Group LLC (the “Investment Manager”) serves as investment manager to the Fund. An indirect wholly-owned subsidiary of Affiliated Managers Group, Inc. (“AMG”) serves as the Managing Member of the Investment Manager. AMG is located at 600 Hale Street, Prides Crossing, Massachusetts 01965. Managers Distributors, Inc. (“MDI”), a wholly-owned subsidiary of Managers Investment Group LLC, serves as distributor of the Fund.

The Investment Manager and its corporate predecessors have had over 20 years of experience in evaluating sub-advisers for individuals and institutional investors. The Investment Manager has entered into an investment management agreement with the Trust with respect to the Fund (the “Investment Management Agreement”), and has also separately entered into an administration agreement pursuant to which it carries out the daily administration of the Fund. For its investment management services, the Investment Manager receives an investment management fee from the Fund. All or a portion of the investment management fee paid by the Fund to the Investment Manager is used to pay the advisory fees of TimesSquare Capital Management, LLC, the subadvisor that manages the assets of the Fund (the “Subadvisor” or “TSCM”). The Investment Manager receives no additional compensation from the Fund for its administration services. TSCM was selected by the Investment Manager, subject to the review and approval of the Board of Trustees. TSCM is the successor firm to TimesSquare Capital Management, Inc., which was a wholly-owned subsidiary of the CIGNA Corporation. AMG indirectly owns a majority interest in TSCM. As of December 31, 2004, TSCM’s assets under management totaled approximately $5 billion. TSCM’s address is 4 Times Square, New York, New York 10036.

The Subadvisor has discretion, subject to oversight by the Trustees and the Investment Manager, to purchase and sell portfolio assets, consistent with the Fund’s investment objectives, policies and restrictions. Generally, the services which the Subadvisor provides to the Fund are limited to asset management and related record keeping services. The Subadvisor may also serve as a discretionary or non-discretionary investment advisor to management or advisory or other accounts which are unrelated in any manner to the Investment Manager or its affiliates.

Compensation of Investment Manager and Subadvisor by the Fund

As compensation for the investment management services rendered and related expenses under the Investment Management Agreement, the Fund has agreed to pay the Investment Manager an investment management fee, which is computed daily as a percentage of the average of the value of the net assets of the Fund and may be paid monthly. As compensation for the investment management services rendered and related expenses under the subadvisory agreement, the Investment Manager has agreed to pay the Subadvisor a fee (net of all mutually agreed upon fee waivers and reimbursements required by applicable law) for managing the Fund, which is also computed daily and paid monthly. The fee paid to the Subadvisor is paid out of the fee the Investment Manager receives from the Fund and does not increase the expenses of the Fund.

Fee Waivers and Expense Limitations

The Investment Manager has contractually agreed, through May 1, 2006, to limit total annual operating expenses for the Mid Cap Fund (exclusive of taxes, interest, brokerage costs and extraordinary items) to 1.19% and 1.39% of the average daily net assets of the Fund attributable to the Institutional Class shares and the Premier Class shares, respectively, subject to later reimbursement by the Fund in certain circumstances. The waiver may, at the discretion of the Investment Manager, be continued beyond such point. See “Managers AMG Funds” in the Prospectus for further information. The Investment Manager has decided to waive all or a portion of its fees from the Fund or reimburse expenses to the Fund for a variety of reasons, including attempting to make the Fund’s performance more competitive as compared to similar funds.

Investment Management and Subadvisory Agreements

Managers Investment Group LLC serves as investment manager to the Fund under the Investment Management Agreement. The Investment Management Agreement permits the Investment Manager to from time to time engage one or more sub-advisers to assist in the performance of its services. Pursuant to the Investment Management Agreement, the Investment Manager has entered into a Subadvisory agreement with TSCM (the “Subadvisory Agreement”).

The Investment Management Agreement and the Subadvisory Agreement shall continue in effect from year to year so long as such continuation is specifically approved at least annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (ii) in either event by the vote of a majority of the Trustees of the Trust who are not parties to the agreements or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Investment Management Agreement and the Subadvisory Agreement may be terminated, without penalty, by the Board of Trustees, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) by the Investment Manager or (in the case of the Subadvisory Agreement) by the Subadvisor on not more than 60 days’ written notice to the other party and to the Fund. The Investment Management Agreement and the Subadvisory Agreement terminate automatically in the event of assignment, as defined under the 1940 Act and regulations thereunder.

The Investment Management Agreement provides that the Investment Manager is specifically responsible for:

•	developing and furnishing continuously an investment program and strategy for the Fund in compliance with the Fund’s investment objectives and policies as set forth in the Trust’s current Registration Statement;

•	providing research and analysis relative to the investment program and investments of the Fund;

•	determining (subject to the overall supervision and review of the Board of Trustees of the Trust) what investments shall be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund shall be held in cash or cash equivalents; and

•	making changes on behalf of the Trust in the investments of the Fund.

Under the Subadvisory Agreement, TSCM is responsible for performing substantially these same advisory services for the Investment Manager and the Fund.

The Investment Management Agreement also provides that the Investment Manager shall furnish the Fund with office space and facilities, services of executives and administrative personnel and certain other administrative services. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates.

The Fund pays all expenses not borne by their Investment Manager or Subadvisor including, but not limited to, the charges and expenses of the Fund’s custodian and transfer agent, independent auditors and legal counsel for the Fund and the Trust’s independent Trustees, 12b-1 fees, if any, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports to shareholders and the compensation of Trustees who are not directors, officers or employees of the Investment Manager, Subadvisor or their affiliates, other than affiliated registered investment companies.

The Subadvisory Agreement requires the Subadvisor to provide fair and equitable treatment to the Fund in the selection of portfolio investments and the allocation of investment opportunities. However, it does not obligate the Subadvisor to acquire for the Fund a position in any investment which any of the Subadvisor’s other clients may acquire. The Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund or otherwise.

Although the Subadvisor makes investment decisions for the Fund independent of those for its other clients, it is likely that similar investment decisions will be made from time to time. When the Fund and another client of a Subadvisor are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price and the amount is allocated between the Fund and the other client(s) pursuant to a formula considered equitable by the Subadvisor. In specific cases, this system could have an adverse effect on the price or volume of the security to be purchased or sold by the Fund. However, the Trustees believe, over time, that coordination and the ability to participate in volume transactions should benefit the Fund.

Approval of Investment Management and Subadvisory Agreements

The Board of Trustees, including a majority of the Trustees that are not “interested persons” of the Trust (the “Independent Trustees”), has approved the Investment Management Agreement with the Investment Manager and the Subadvisory Agreement between the Investment Manager and the Subadvisor with respect to the Fund. The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management and Subadvisory Agreements for the Fund, the Trustees reviewed a variety of materials relating to the Fund, the Investment Manager and the Subadvisor, including fee and expense information for the Fund and other similar mutual funds.

The Trustees reviewed information provided by the Investment Manager relating to its operations and personnel. Among other things, the Investment Manager provided a balance sheet and income statement, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account similar information provided periodically throughout the previous year by the Investment Manager relating to its performance of similar duties for other series of the Trust. In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the Investment Manager’s administrative capabilities including its ability to supervise the Fund’s other service providers; (b) the manner in which the Investment Manager will monitor the Subadvisor’s investment performance; (c) the Investment Manager’s compliance programs, including those related to personal investing, and compliance personnel; and (d) the Investment Manager’s performance of substantially similar duties for other series of the Trust. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement and the Investment Manager’s undertakings to implement expense limitations for the Fund. While noting that the Fund’s advisory expenses under the Investment Management Agreement are substantially higher than the average of the Fund’s peer group of funds, the Trustees recognized that the total net expenses of the Premier Class shares are slightly above the peer group average and the total net expenses of the Institutional Class shares are below the peer group average after giving effect to expense limitation undertakings by both the Investment Manager and the Subadvisor.

The Trustees reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other things, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for the Subadvisor, the Fund’s competitors and relevant benchmarks, and information regarding the Subadvisor’s investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices. In the course of their deliberations, the Trustees evaluated, among other things; (a) the services to be rendered by the Subadvisor; (b) the qualification and experience of the Subadvisor’s personnel, including the fact that Ian Anthony Rosenthal and Grant R. Babyak, who will serve as portfolio managers of the Fund; (c) the Subadvisor’s compliance programs, including those related to personal investing, and compliance personnel; (d) the Subadvisor’s performance in employing the investment strategy that it intends to use in managing the Fund (the “Investment Strategy”); and

(e) the fact that the performance (gross of fees) of a composite of investment accounts managed by the Subadvisor in a manner consistent with the Investment Strategy over the period since inception (June 30, 1997) and over the one-, two-, three-, and five--year periods ended September 30, 2004 exceeded the performance of the Russell Mid-Cap Growth Index during the same periods. The Trustees also took into account the financial condition of the Subadvisor with respect to its ability to provide the services required under the Subadvisory Agreement and the Subadvisor’s undertakings to implement expense limitations for the Fund. In considering the fees to be paid to the Subadvisor under the Subadvisory Agreement, the Trustees noted that the subadvisory fees are paid by the Investment Manager out of the advisory fees received by it, and not by the Fund.

The Trustees reached the following conclusions regarding the Investment Management Agreement and Subadvisory Agreement, among others: (A) the Investment Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Management Agreement; (B) the Subadvisor is qualified to manage the Fund’s assets in accordance with its investment objectives and policies; (C) the Investment Manager and Subadvisor maintain appropriate compliance programs; and (D) the Fund’s advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Investment Manager and the Subadvisor.

Based on their conclusions, the Trustees determined that approval of the Investment Management and Subadvisory Agreements would be in the interests of the Fund and its shareholders.

Proxy Voting Policies and Procedures

Proxies for the Fund’s portfolio securities are voted in accordance with TSCM’s proxy voting policies and procedures, which are set forth in Appendix A to this Statement of Additional Information, except that for a proxy with respect to shares of an unaffiliated money market fund used as a cash management vehicle (a “Cash Sweep Fund”), the Investment Manager typically votes the proxy as recommended by the Cash Sweep Fund’s directors.

Reimbursement Agreement

Under the Investment Management Agreement, the Investment Manager provides a variety of administrative services to the Fund. Pursuant to a Reimbursement Agreement between the Investment Manager and TSCM, TSCM reimburses the Investment Manager for the costs the Investment Manager bears in providing such services to the Fund.

Code of Ethics

The Trustees have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act on behalf of the Trust. The Code of Ethics of the Trust incorporates the codes of ethics of the Investment Manager, Managers Distributors, Inc. (“MDI”) and the Subadvisor, which codes are made applicable to “access persons” of the Trust that are also employees of the Investment Manager, MDI or the Subadvisor, respectively. In combination, these codes of ethics generally require access persons to preclear any personal securities investment (with limited exceptions such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. Subject to compliance with these preclearance procedures, access persons of the Trust who are also access persons of the Investment Manager, MDI or the Subadvisor may invest in securities, including securities that may be purchased or held by the Fund.

Distribution Arrangements

Managers Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Managers Investment Group LLC, acts as the distributor in connection with the offering of the Fund’s shares. The Distributor bears certain expenses associated with the distribution and sale of shares of the Fund. The Distributor acts as agent in arranging for the sale of the Fund’s shares without sales commission or other compensation. Shares of the Institutional Class and the Premier Class are sold without a sales load and are not subject to the expenses of any Rule 12b-1 Plan of Distribution.

Custodian

The Bank of New York (“BNY” or the “Custodian”), 2 Hanson Place, Brooklyn, NY 10286, is the Custodian for the Fund. The Custodian is responsible for holding all cash assets and all portfolio securities of the Fund, releasing and delivering such securities as directed by the Fund, maintaining bank accounts in the names of the Fund, receiving for deposit into such accounts payments for shares of the Fund, collecting income and other payments due the Fund with respect to portfolio securities and paying out monies of the Fund.

The Custodian is authorized to deposit securities in securities depositories or to use the services of sub- custodians, including foreign sub-custodians, to the extent permitted by and subject to the regulations of the SEC.

Transfer Agent

PFPC, Inc., P.O. Box 9769, Providence, RI 02940-9769, is the transfer agent (the “Transfer Agent”) for the Fund.

Registered Independent Public Accounting Firm

PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, is the independent public accountant for the Fund. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Fund, reviews the Fund’s federal and state income tax returns and may provide other audit, tax, and related services.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Subadvisory Agreement provides that the Subadvisor place all orders for the purchase and sale of securities which are held in the Fund’s portfolios. In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of the Subadvisor to seek best price and execution. It is expected that securities will ordinarily be purchased in the primary markets. The Subadvisor shall consider all factors that it deems relevant when assessing best price and execution for the Fund, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, when selecting brokers to execute transactions and in evaluating the best available net price and execution, the Subadvisor is authorized by the Trustees to consider the “brokerage and research services” (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provided by the broker. The Subadvisor is also authorized to cause the Fund to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. The Subadvisor must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which the Subadvisor exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by each Subadvisor. The Fund may purchase and sell portfolio securities through brokers who provide the Fund with research services.

The Trust may enter into arrangements with various brokers pursuant to which a portion of the commissions paid by the Fund may be directed by the Fund to pay expenses of the Fund. Consistent with its policy and principal objective of seeking best execution, the Subadvisor may consider these brokerage recapture arrangements in selecting brokers to execute transactions for the Fund. In all cases, brokerage recapture arrangements relate solely to expenses of the Fund and not to expenses of the Investment Manager or the Subadvisor.

The Trustees will periodically review the total amount of commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Fund of using particular brokers or dealers. It is possible that certain of the services received by the Subadvisor attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Subadvisor.

The fees of the Subadvisor are not reduced by reason of their receipt of such brokerage and research services. Generally, the Subadvisor does not provide any services to the Fund except portfolio investment management and related record-keeping services.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchasing Shares

Investors may open accounts with the Fund through their financial planners or investment professionals, or through the Trust in limited circumstances as described in the Prospectus. Shares may also be purchased through bank trust departments on behalf of their clients, other investors such as corporations, endowment funds and charitable foundations, and tax-exempt employee welfare, pension and profit-sharing plans. There are no charges by the Trust for being a customer for this purpose. The Trust reserves the right to determine which customers and which purchase orders the Trust will accept.

Certain investors may purchase or sell Fund shares through broker-dealers or through other processing organizations that may impose transaction fees or other charges in connection with this service. Shares purchased in this way may be treated as a single account for purposes of the minimum initial investment. The Fund may from time to time make payments to such broker-dealers or processing organizations for certain record keeping services. Investors who do not wish to receive the services of a broker-dealer or processing organization may consider investing directly with the Trust. Shares held through a broker-dealer or processing organization may be transferred into the investor’s name by contacting the broker-dealer or processing organization or the Transfer Agent. Certain processing organizations may receive compensation from the Trust’s Investment Manager and/or the Subadvisor.

Purchase orders received by the Fund before 4:00 p.m. New York Time, c/o Boston Financial Data Services, Inc. at the address listed in the Prospectus on any Business Day will receive the net asset value computed that day. Orders received after 4:00 p.m. from certain processing organizations, which have entered into contractual arrangements with the Fund will also receive that day’s offering price provided the orders the processing organization transmits to the Fund were accepted by the processing organization before 4:00 p.m. The broker-dealer, omnibus processor or investment professional is responsible for promptly transmitting orders to the Trust. Orders transmitted to the Trust at the address indicated in the Prospectus will be promptly forwarded to the Transfer Agent.

Federal Funds or Bank Wires used to pay for purchase orders must be in U.S. dollars and received in advance, except for certain processing organizations which have entered into contractual arrangements with the Trust. Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. Dollars on a U.S. bank.

To ensure that checks are collected by the Trust, if shares purchased by check are sold before the check has cleared, the redemption proceeds will not be processed until the check has cleared. This may take up to 15 days unless arrangements are made with the Investment Manager. However, during this 15-day period, such shareholder may exchange such shares into any series of Managers AMG Funds, The Managers Funds, Managers Trust I or Managers Trust II, subject to applicable restrictions such as minimum investment amounts. The 15-day holding period for redemptions would still apply to shares purchased through such exchanges.

If the check accompanying any purchase order does not clear, or if there are insufficient funds in your bank account, the transaction will be canceled and you will be responsible for any loss the Trust incurs. For current shareholders, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. The Trust has the right to prohibit or restrict all future purchases in the Trust in the event of any nonpayment for shares. Third-party checks which are payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and endorsed over to the Trust or the Custodian will be accepted.

In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder’s account on the Trust’s books maintained by the Transfer Agent.

Redeeming Shares

Any redemption orders received in paper form by the Trust before 4:00 p.m. New York Time on any Business Day will receive the net asset value determined at the close of regular business of the New York Stock Exchange on that day. Orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Fund will also be redeemed at the net asset value computed that day, provided the orders the processing organization transmits to the Fund were received by the processing organization before 4:00 p.m.

Redemption orders received after 4:00 p.m. New York Time will be redeemed at the net asset value determined at the close of trading on the next Business Day. Redemption orders transmitted to the Trust at the address indicated in the Prospectus will be promptly forwarded to the Transfer Agent. If you are trading through a broker-dealer or investment advisor, such investment professional is responsible for promptly transmitting orders. There is no redemption charge. The Fund reserves the right to redeem shareholder accounts (after 60 days notice) when the value of the Fund’s shares in the account falls below $3,000,000 for Institutional Class shares and $1,000,000 for Premier Class shares due to redemptions. Whether the Fund will exercise its right to redeem shareholder accounts will be determined by the Investment Manager on a case-by-case basis.

If the Fund determines that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the Fund, in lieu of cash, in conformity with applicable law. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets to cash. The method of valuing portfolio securities is described under “Net Asset Value,” and such valuation will be made as of the same time the redemption price is determined.

Investors should be aware that redemptions from the Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, the request must include the shareholder’s taxpayer identification number, account number, Fund name and signatures of all account holders. All redemptions will be mailed to the address of record on the shareholder’s account. In addition, if shares purchased by check are sold before the check has cleared, the redemption proceeds will not be sent to the shareholder until the check has cleared. This may take up to 15 days unless arrangements are made with the Investment Manager. The Trust reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption beyond seven days as follows: (i) during periods when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading on the NYSE is restricted by the SEC, (ii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Fund of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

Exchange of Shares

An investor may exchange shares from the Fund into shares of any series of Managers AMG Funds, The Managers Funds, Managers Trust I or Managers Trust II, except for certain series of Managers Trust II. Since an exchange is the sale of shares of the fund exchanged out of and the purchase of shares of the fund exchanged into, the usual purchase and redemption procedures, requirements and restrictions apply to each exchange. Shareholders should read the prospectus of the series of Managers AMG Funds, The Managers Funds, Managers Trust I or Managers Trust II they are exchanging into. Investors may exchange only into accounts that are registered in the same name with the same address and taxpayer identification number. In addition, an investor who intends to continue to maintain an account in a Fund may make an exchange out of that Fund only if following the exchange the investor would continue to meet the Fund’s minimum investment amount. Settlement on the purchase of shares of any series of Managers AMG Funds, The Managers Funds, Managers Trust I or Managers Trust II will occur when the proceeds from the redemption become available. Shareholders are subject to federal income tax and may recognize capital gains or losses on the exchange for federal income tax purposes. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.

Net Asset Value

The Fund computes its net asset value once daily on Monday through Friday on each day on which the NYSE is open for trading, at the close of regular trading of the NYSE, usually 4:00 p.m. New York Time. The net asset value will not be computed on the day the following legal holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund may close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The time at which orders are accepted and shares are redeemed may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. New York Time.

The net asset value of the Fund is equal to the value of the Fund (assets minus liabilities) divided by the number of Fund shares outstanding. Fund securities listed on an exchange are valued at the last quoted sale price on the exchange where such securities are principally traded on the valuation date, prior to the close of trading on the NYSE or, lacking any sales, at the last quoted bid price on such principal exchange prior to the close of trading on the NYSE. Over-the-counter securities are valued at the Nasdaq Official Closing Price if one is available. Otherwise, over-the-counter securities are generally valued on the basis of the last quoted sale price or, lacking any sales, on the basis of the last quoted bid price. Securities and other instruments for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees.

Frequent Purchase and Redemption Arrangements

The Trust does not have any arrangements with any person to permit frequent purchases and redemptions of Fund shares, and no compensation or other consideration is received by the Fund, the Investment Manager or any other party in this regard.

Dividends and Distributions

The Fund declares and pays dividends and distributions as described in the Prospectus.

If a shareholder has elected to receive dividends and/or their distributions in cash and the postal or other delivery service is unable to deliver the checks to the shareholder’s address of record, the dividends and/or distribution will automatically be converted to having the dividends and/or distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

CERTAIN TAX MATTERS

The following summary of certain federal tax income considerations is based on current law, is for general information only and is not tax advice. This discussion does not address all aspects of taxation that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, financial institutions or brokerage dealers, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under the federal income tax laws.

EACH SHAREHOLDER IS ADVISED TO CONSULT HIS OR HER OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND, INCLUDING THE EFFECT AND APPLICABILITY OF FEDERAL, STATE, LOCAL, FOREIGN, AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

Federal Income Taxation of the Fund—in General

The following discussion is a general summary of certain current federal income tax laws regarding the Fund and investors in the shares. The Fund intends to qualify and elect to be treated each taxable year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), although it cannot give complete assurance that it will qualify to do so. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the “90% test”); and (b) invest the Fund’s assets (as of the close of each quarter of the taxable year) in such a manner that (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), Government securities and securities of other regulated investment companies, and other securities limited in respect of any one issuer (except with regard to certain investment companies furnishing capital to development corporations) to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund’s total assets be invested in the securities (other than Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers each of which the Fund owns 20% or more of the total combined voting power of all classes of stock entitled to vote, and are engaged in the same or similar trades or businesses or related trades or businesses.

If the Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable to shareholders as corporate dividends to the extent of the Fund’s current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund to the extent thereof. Any distribution in excess of a shareholder’s basis in the shareholder’s shares would be taxable as gain realized from the sale of such shares.

If the Fund qualifies as a regulated investment company, it will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (excluding tax-exempt interest income and not taking into account any capital gains or losses) for the calendar year, and its net capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. For that purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year end. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

Taxation of the Fund’s Investments

Original Issue Discount; Market Discount. For federal income tax purposes, debt securities purchased by the Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under Section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

Debt securities may be purchased by the Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for federal income tax purposes. In general, in the case of a debt security that has a fixed maturity date of more than one year from the date of issue and has market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount currently. Because the Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for the Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

Options and Futures Transactions. Certain of the Fund’s investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund’s income for purposes of the 90% test, and require inclusion of unrealized gains in the Fund’s income for purposes of the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term and long-term gain, irrespective of the holding period of the investment. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts. The Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of the Fund as a regulated investment company.

Tax Implications of Certain Investments. Certain of the Fund’s investments, including investments in stripped securities, will create taxable income in excess of the cash they generate. In such cases, the Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. The character of the Fund’s taxable income will, in most cases, be determined on the basis of reports made to the Fund by the issuers of the securities in which they invest. The tax treatment of certain securities in which the Fund may invest is not free from doubt and it is possible that an IRS examination of the issuers of such securities could result in adjustments to the income of the Fund.

Federal Income Taxation of Shareholders

Distributions of net realized short-term capital gains by the Fund to shareholders who are liable for federal income taxes will generally be taxed as ordinary income to such shareholders. However, under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for tax years 2003 through 2008) (the “Jobs and Growth Act”), ordinary income distributions relating to dividend income received by the Fund will generally constitute qualified dividend income eligible for a maximum rate of 15% to individuals, trusts and estates. Under the Jobs and Growth Act if the aggregate amount of qualified dividend income received by the Fund during any taxable year is less than 95% of the Fund’s gross income (as specifically defined for that purpose), such distributions will be eligible for a maximum rate of 15% to individuals, trusts and estates only if and to the extent designated by the Fund as qualified dividend income. The Fund may designate such distributions as qualified dividend income only to the extent the Fund itself has qualified dividend income for the taxable year with respect to which such distributions are made. Qualified dividend income is generally dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with comprehensive tax treaties with the United States, or the stock of which is readily tradable on an established securities market in the United States), provided the Fund has held the stock in such corporations for more than 60 days during the 120 day period beginning on the date which is 60 days before the date on which such stock becomes ex-dividend with respect to such dividend (the “holding period requirement”). In order to be eligible for the 15% maximum rate on distributions from the Fund attributable to qualified dividends, shareholders must separately satisfy the holding period requirement with respect to their Fund shares. Distributions of net capital gains will be taxed as long-term capital gains regardless of how long such shareholders have held shares of the Fund. These provisions apply whether the dividends and distributions are received in cash or reinvested in additional shares. Any loss realized upon the redemption of shares within 6 months from the date of their purchase will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains during such 6-month period. Losses incurred on the sale of shares of the Fund may be required to be deferred in the event the shareholder acquires other Fund shares within 30 days prior to the sale of the loss shares or 30 days after such sale.

Dividends paid by the Fund may be eligible for the 70% dividends-received deduction for corporations. The percentage of a Fund’s dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund’s gross income may be from qualifying dividends of domestic corporations.

Any dividend declared in October, November or December of any calendar year and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31 of such calendar year, provided that the Fund pays the dividend during January of the following calendar year.

Distributions by the Fund can result in a reduction in the fair market value of the Fund’s shares. Should a distribution reduce the fair market value below a shareholder’s cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital.

Foreign Shareholders

Dividends of net investment income and distributions of net realized short-term gain in excess of net long-term loss to a shareholder who is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a “foreign shareholder”) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions treated as long-term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder’s trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

In the case of a foreign shareholder who is a nonresident alien individual or foreign entity, the Fund may be required to withhold U.S. federal income tax as “backup withholding” at the current rate of 30% for the calendar year 2003 from distributions treated as long-term capital gains and from the proceeds of redemptions, exchanges or other dispositions of the Fund’s shares unless an appropriate IRS Form W8-BEN or W8-IMY as appropriate is provided. Transfers by gift of shares of the Fund by a foreign shareholder who is a non-resident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

Foreign Taxes

The Fund may be subject to a tax on dividend or interest income received from securities of a non-U.S. issuer withheld by a foreign country at the source. The U.S. has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested within various countries is not known. If more than 50% of the value of the Fund’s total assets at the close of a taxable year consists of stocks or securities in foreign corporations, and the Fund satisfies the holding period requirements, the Fund may elect to pass through to its shareholders the foreign income taxes paid thereby. In such case, the shareholders would be treated as receiving, in addition to the distributions actually received by the shareholders, their proportionate share of foreign income taxes paid by the Fund, and will be treated as having paid such foreign taxes. The shareholders generally will be entitled to deduct or, subject to certain limitations, claim a foreign tax credit with respect to such foreign income taxes. A foreign tax credit will be allowed for shareholders who hold the Fund for at least 16 days during the 30-day period beginning on the date that is 15 days before the ex-dividend date. Shareholders who have been passed through foreign tax credits of no more than $300 ($600 in the case of married couples filing jointly) during a tax year can elect to claim the foreign tax credit for these amounts directly on their federal income tax returns (IRS Forms 1040) without having to file a separate Form 1116.

Tax-Exempt Investors

If a shareholder that is a benefit plan investor (e.g., an individual retirement account, pension plan, 401(k) plan, or Keogh plan) or charitable organization (a “Tax-Exempt Investor”) incurs debt to finance the acquisition of its shares, a portion of the income received by the Tax-Exempt Investor with respect to its shares would constitute unrelated business taxable income (“UBTI”). In that case, the UBTI portion of the Tax-Exempt Investor’s income from its investment in a Fund for the year generally would equal the total income from its investment in the Fund recognized by the Tax-Exempt Investor in that year multiplied by the ratio of the Tax-Exempt Investor’s average acquisition debt balance to the average tax basis of its shares for the year. A Tax-Exempt Investor is generally subject to federal income tax to the extent that its UBTI for a taxable year exceeds its annual $1,000 exclusion.

State and Local Taxes

The Fund may also be subject to state and/or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult with their own tax advisers concerning the foregoing state and local tax consequences of investing in the Fund.

Other Taxation

The Fund is a series of a Massachusetts business trust. Under current law, neither the Trust nor the Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS ABOUT THE APPLICATION OF THE PROVISIONS OF FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS TO AN INVESTMENT IN THE FUND IN LIGHT OF THEIR PARTICULAR TAX SITUATIONS.

PERFORMANCE DATA

From time to time, the Fund may quote performance in terms of yield, actual distributions, total return or capital appreciation in reports, sales literature, and advertisements published by the Fund. Current performance information for the Fund may be obtained by calling the number provided on the cover page of this Statement of Additional Information and in the Fund’s current Prospectus.

Average Annual Total Return

The Fund may advertise performance in terms of average annual total return for 1-, 5- and 10-year periods, or for such lesser periods that the Fund has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1 + T) n = ERV

In the above formula, P = a hypothetical initial payment of $1,000

T	=	average annual total return

n	=	number of years

ERV	=	ending redeemable value of the hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period

The formula assumes that any charges are deducted from the initial $1,000 payment and assumes that all dividends and distributions by the Fund are reinvested at the price stated in the Prospectus on the reinvestment dates during the period.

After Tax and Cumulative Returns

Average Annual Total Return (after taxes on distributions). The Fund may also advertise average annual total return (after taxes on distributions) for 1-, 5-, and 10-year periods or for such lesser period as the Fund has been in existence. Average annual total return (after taxes on distributions) is determined by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending value, according to the following formula:

P(1+T)n = ATVD

In the above formula, P = a hypothetical initial payment of $1,000

T	=	average annual total return (after taxes on distributions)

n	=	number of years

ATVD	=	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation of average annual total return (after taxes on distributions) assumes that any charges are deducted from the initial $1,000 payment and that all distributions by the Fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period. Taxes due on any distributions by the Fund are calculated by applying the tax rates discussed below to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date, e.g. the calculation assumes no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, such as tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law.

The tax rate used in calculating average annual return (after taxes on distributions) is the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short- term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The calculation disregards any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

Average Annual Total Return (after taxes on distributions and redemptions). The Fund may also advertise average annual total return (after taxes on distributions and redemption) for 1-, 5-, and 10-year periods or for such lesser period as the Fund has been in existence. Average annual total return (after taxes on distributions and redemption) is determined by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending value, according to the following formula:

P(1+T)n = ATVDR

In the above formula, P = a hypothetical initial payment of $1,000

T	=	average annual total return (after taxes on distributions and redemption)

n	=	number of years

ATVDR	=	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption

The calculation of average annual total return (after taxes on distributions and redemption) assumes that any charges are deducted from the initial $1,000 payment and that all distributions by the Fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period. Taxes due on any distributions by the Fund are calculated by applying the tax rates discussed below to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date, e.g. the calculation assumes no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, such as tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law.

The tax rate used in calculating average annual return (after taxes on distributions and redemption) is the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short- term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The calculation disregards any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

The ending value used in calculating average annual return (after taxes on distribution and redemption) is determined by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds. The basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distribution is separately tracked. The distribution net of taxes assumed paid from the distribution is included in determining the basis for a reinvested distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions.

The capital gain taxes (or the benefit resulting from tax losses) used in calculating average annual return (after taxes on distribution and redemption) are determined using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The calculation assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

Cumulative Total Return. The Fund may also advertise cumulative total return (the actual change in value of an investment in a Fund assuming reinvestment of dividends and capital gains.

Performance Comparisons

The Fund may compare its performance to the performance of other mutual funds having similar objectives. This comparison must be expressed as a ranking prepared by independent services or publications that monitor the performance of various mutual funds such as Lipper, Inc. (“Lipper”) and Morningstar, Inc., (“Morningstar”). Lipper prepares the “Lipper Composite Index,” a performance benchmark based upon the average performance of publicly offered stock funds, bond funds, and money market funds as reported by Lipper. Morningstar, a widely used independent research firm, also ranks mutual funds by overall performance, investment objectives and assets. The Fund’s performance may also be compared to the performance of various unmanaged indices such as the S&P 500 Index, the S&P MidCap 400 Index, the Dow Jones Industrial Average, the Russell 3000 Index, the Russell 1000 Index, the Russell 3000 Value Index, the Russell 1000 Value Index, the S&P 500/Barra Value Index and the S&P MidCap 400/Barra Value Index.

Massachusetts Business Trust

The Fund is a series of a “Massachusetts Business Trust.” A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation, instrument or undertaking made on behalf of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees of the Trust intend to conduct the operations of the Trust in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Fund.

The Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, officer, employee or agent of the Fund or to a shareholder, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Fund, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Fund for any satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Trust’s Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

Description of Shares

The Trust is an open-end management investment company organized as a Massachusetts business trust in which the Fund represents a separate series of shares of beneficial interest. The Trustees may classify or reclassify any series of the Trust into one or more classes. The trustees have authorized the issuance of two classes of shares of the Fund – the Institutional Class and the Premier Class. See “Massachusetts Business Trust” above.

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and to divide or combine the shares of any series, if applicable, without changing the proportionate beneficial interest of each shareholder in the Fund or assets of another series, if applicable. Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. See “Massachusetts Business Trust” above. Shares of the Fund have no preemptive or conversion rights and are fully paid and nonassessable. The rights of redemption and exchange are described in the Prospectus and in this Statement of Additional Information.

The shareholders of the Trust are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or by the Declaration of Trust of the Trust.

Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee from office. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the shares of the Trust. In addition, whenever ten or more shareholders of record who have been shareholders of record for at least six months prior to the date of the application, and who hold in the aggregate either shares of the Fund having a net asset value of at least $25,000 or at least 1% of the Trust’s outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any of the Trustees and accompanies by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed shareholder communication and form of request. If the Trustees elect to follow the latter, the Trustees, upon the written request of such applicants accompanied by a tender of the material to be mailed and the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more objections or refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more objections, the SEC shall find, after notice and opportunity for a hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

The Trustees have authorized the issuance and sale to the public of shares of several series of the Trust. The Trustees may authorize the issuance of additional series of the Trust. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset value procedures. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of the additional series will approve the adoption of any management contract, distribution agreement and any changes in the investment policies of the Fund, to the extent required by the 1940 Act.

Additional Information

This Statement of Additional Information and the Prospectus do not contain all of the information included in the Trust’s Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements, including the Exhibits filed therewith, may be examined at the office of the SEC in Washington D.C.

Statements contained in the Statement of Additional Information and the Prospectus concerning the contents or any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an Exhibit to the applicable Registration Statement. Each such statement is qualified in all respects by such reference.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus or this Statement of Additional Information, in connection with the offer of shares of the Fund and, if given or made, such other representations or information must not be relied upon as having been authorized by the Trust, the Fund or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer to sell or solicit an offer to buy any of the securities offered thereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

APPENDIX A

TimesSquare Capital Management LLC

Proxy Voting Policies & Procedures

Compliance identifies those clients for which TimesSquare Capital Management, LLC (“TimesSquare”) has been instructed to vote proxies. Working with the key proxy voting decision makers, that is analysts and portfolio managers, Compliance develops guidelines for voting on management and shareholder proposals. The proxy voting guidelines are reviewed and approved annually by the TimesSquare Proxy Voting Committee (“Proxy Voting Committee”).

To address potential material conflicts of interest between the interests of TimesSquare and its affiliates and interests of TimesSquare’s clients, TimesSquare adheres to the pre-determined proxy voting guidelines that are approved by the Proxy Voting Committee. Proposals to vote in a manner inconsistent with the pre-determined guidelines must be approved by the Proxy Voting Committee.

1.	Taking into consideration all pertinent factors, TimesSquare’s proxy voting guidelines have been developed to protect/improve shareholder value through protection of shareholder rights, and prevention of excessive and unwarranted compensation for companies’ directors, management, and employees.

a.	For ERISA third party accounts, including advisory accounts, mutual funds, and separate accounts, TimesSquare acts prudently and solely in the interest of, and for the exclusive purpose of providing benefits to, beneficiaries of these accounts, taking into consideration only those factors which would affect the value of the investments and support the objective of providing increased shareholder value to beneficiaries.

b.	For non-ERISA third party accounts, including certain advisory accounts, mutual funds and separate accounts, the client’s financial and non-financial objectives only, to the extent known, shall be considered.

2.	Compliance is responsible for ensuring that all proxy ballots are voted, and are voted in accordance with policies and procedures described in this policy. The mechanics, administration and record keeping of proxy voting are outsourced to the Investor Responsibility Research Center (IRRC). All proxy materials are directed to IRRC by the portfolios’ custodians. IRRC votes proxies in accordance with voting guidelines and instructions provided by TimesSquare; reconciles all shares held on record date to shares voted; and maintains records of, and provides quarterly reports, on how each portfolio has voted its proxies.

3.	Using detailed voting guidelines provided by TimesSquare, IRRC alerts Compliance of proxy ballot issues that are considered on a case-by-case basis. After consulting with equity analysts and portfolio managers, Compliance presents voting recommendations on such ballots to the Proxy Voting Committee, which reviews and approves/disapproves recommendations.

4.	Compliance is responsible for reporting exceptions and/or non-routine or new matters to the Proxy Voting Committee. Compliance also provides the Committee with reports that provide an overview of voting results.

5.	In the case of sub-advised accounts, TimesSquare shall, unless otherwise directed by the account, be responsible for voting proxies.